ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

ALPS/Alerian Energy Infrastructure Portfolio

ALPS/Red Rocks Global Opportunity Portfolio

(the “Portfolios”)

Supplement dated September 1, 2022

to the Statement of Additional Information

dated April 29, 2022 (the “SAI”), as supplemented from time to time

Effective April 29, 2022 the first four sentences in the first paragraph of the “Remuneration of Trustees” section of the Portfolios’ SAI are hereby deleted and replaced with the following:

“Effective January 1, 2022, each Independent Trustee receives an annual retainer of $30,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. Previously, each Independent Trustee received an annual retainer of $25,000, a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Effective January 1, 2022, the Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $15,000 and $5,000, respectively. Previously, the Chairman of the Board and Audit Committee Chairman received an additional annual retainer of $10,000 and $3,000, respectively.”

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE